Exhibit 99.1

Global Cash Access Reports Second Quarter 2014 Results

Las Vegas, NV – August 5, 2014 – Global Cash Access Holdings, Inc. (the “Company”) (NYSE:GCA) announced today financial results for the second quarter ended June 30, 2014.

Second Quarter Highlights

•                  Total revenues increased by 5.3%, excluding the $11.3 million revenue loss attributable to the Caesars Entertainment (“CET”) contract

•                  Total revenues, including the loss of the CET contract, decreased by 3%

•                  GCA completed the NEWave acquisition in April 2014

“We continue to execute upon our strategy of offering integrated solutions to our clients to position us well for the second half of the year,” said Ram V. Chary, President and Chief Executive Officer.

Second Quarter 2014 Results

Revenues decreased by $4.1 million, or 3%, to $144.9 million for the second quarter 2014, as compared to the same period last year.  Operating income decreased by $4.0 million, or 29%, to $9.6 million for the second quarter 2014, as compared to the same period last year. Adjusted earnings before interest, taxes, depreciation and amortization and non-cash compensation expense (“Adjusted EBITDA”) (see Non-GAAP Financial Information below) decreased by $1.4 million, or 7%, to $17.7 million for the second quarter 2014, as compared to the same period last year.

Income from operations before income tax provision decreased by $3.4 million, or 31%, to $7.5 million for the second quarter 2014, as compared to the same period last year. Diluted earnings per share from continuing operations decreased by $0.03, or 30%, to $0.07 for the second quarter 2014 (on 67.1 million diluted shares), as compared to the same period last year.  Cash earnings per share (“Cash EPS”), (see Non-GAAP Financial Information below) decreased by $0.01, or 5%, to $0.20 for the second quarter 2014, as compared to the same period last year.

2014 Outlook

The Company’s 2014 guidance remains unchanged in that Cash EPS will be between approximately $0.87 and $0.91 (on diluted shares of approximately 67.1 million) and Adjusted EBITDA will be between $76.0 million and $79.0 million.

Investor Conference Call and Webcast

The Company will host an investor conference call to discuss its second quarter 2014 results today at 5:00 p.m. Eastern Time (“ET”). The conference call may be accessed live over the phone by dialing (888) 599-8693 or for international callers by dialing (913) 312-1450.  A replay will be available at 8:00 p.m. ET and may be accessed by dialing (877) 870-5176 or (858) 384-5517 for international callers; the pin number is 2537835.  The replay will be available until August 12, 2014. The call will be webcast live from the Company’s website at www.gcainc.com under the Investor Relations section.

Non-GAAP Financial Information

In order to enhance investor understanding of the underlying trends in our business and to provide for better comparability between periods in different years, the Company is providing EBITDA, Adjusted EBITDA, Cash Earnings and Cash EPS on a supplemental basis. We present Adjusted EBITDA and Cash EPS as we consider these measures to be supplemental to our operating performance. We also make certain compensation decisions based, in part, on our operating performance, as measured by Adjusted EBITDA; and our credit facility requires us to comply with covenants that include performance metrics substantially similar to Adjusted EBITDA. Reconciliations between GAAP measures and Non-GAAP measures and between actual results and adjusted results are provided at the end of this press release. EBITDA, Adjusted EBITDA, Cash Earnings and Cash EPS are not measures of financial performance under United States Generally Accepted Accounting Principles (“GAAP”). Accordingly, they should not be considered a substitute for net income, operating income, basic or diluted earnings per share or cash flow data prepared in accordance with GAAP.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements included in this press release, other than statements that are purely historical, are forward-looking statements. Words such as “going forward,” “believes,” “intends,” “expects,” “forecasts,” “anticipate,” “plan,” “seek,” “estimate” and similar expressions also identify forward-looking statements. Forward-looking statements in this press release include, without limitation: (a) our estimates of 2014 cash earnings per share and Adjusted EBITDA and the assumptions and factors upon which they are based; and (b) our belief that cash earnings per share and Adjusted EBITDA are widely-referenced financial measures in the financial markets and that references to the foregoing are helpful to investors.

These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or assumed, including but not limited to the following: the overall growth of the gaming industry, if any; our ability to replace revenue associated with terminated contracts; margin degradation from contract renewals; our ability to introduce new products and services; our ability to execute on mergers, acquisitions and/or strategic alliances; our ability to integrate and operate such acquisitions consistent with our forecasts; gaming establishment and patron preferences; national and international economic conditions; changes in gaming regulatory, card association and statutory requirements; regulatory and licensing difficulties; competitive pressures; operational limitations; gaming market contraction; changes to tax laws; uncertainty of litigation outcomes; interest rate fluctuations; inaccuracies in underlying operating assumptions; unanticipated expenses or capital needs; technological obsolescence; and employee turnover.  If any of these assumptions prove to be incorrect, the results contemplated by the forward-looking statements regarding our future results of operations are unlikely to be realized.

The forward-looking statements in this press release are subject to additional risks and uncertainties set forth under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report filed on Form 10-K on March 11, 2014, and subsequent periodic reports and are based on information available to us on the date hereof. We do not intend, and assume no obligation, to update any forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.

About Global Cash Access Holdings, Inc.

Las Vegas-based Global Cash Access, Inc. (“GCA”), a wholly owned subsidiary of Global Cash Access Holdings, Inc., is a leading provider of fully integrated cash access solutions and related services to the gaming industry. GCA’s products and services provide: (a) gaming establishment patrons access to cash through a variety of methods, including Automated Teller Machine (“ATM”) cash withdrawals, credit card cash access transactions, point-of-sale (“POS”) debit card transactions, check verification and warranty services and money transfers; (b) integrated cash access devices and related services, such as slot machine ticket redemption and jackpot kiosks to the gaming industry; (c) products and services that improve credit decision making, automate cashier operations and enhance patron marketing activities for gaming establishments; (d) compliance, audit and data solutions; and (e) online payment processing solutions for gaming operators in States that offer intra-state, Internet-based gaming and lottery activities. More information is available at GCA’s website at www.gcainc.com.

Contacts

Investor Relations

(702) 262-5068

ir@gcamail.com

Source

Global Cash Access Holdings, Inc.

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(Amounts in thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Revenues	$144,946	$149,066	$295,517	$295,887

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization)	109,375	111,724	222,614	222,822
Operating expenses	21,261	19,479	41,299	38,463
Depreciation	1,919	1,945	3,846	3,513
Amortization	2,769	2,285	5,123	4,555
Total costs and expenses	135,324	135,433	272,882	269,353

Operating income	9,622	13,633	22,635	26,534

Other expenses
Interest expense, net of interest income	2,083	2,733	3,629	5,896
Total other expenses	2,083	2,733	3,629	5,896

Income from operations before tax	7,539	10,900	19,006	20,638

Income tax provision	2,815	4,124	6,793	7,726

Net income	4,724	6,776	12,213	12,912

Foreign currency translation	381	(97)	382	(512)

Comprehensive income	$5,105	$6,679	$12,595	$12,400

Earnings per share
Basic	$0.07	$0.10	$0.19	$0.19
Diluted	$0.07	$0.10	$0.18	$0.19

Weighted average common shares outstanding
Basic	65,970	66,116	65,940	66,401
Diluted	67,087	66,993	67,206	67,425

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except par value amounts)

(Unaudited)

	At June 30,	At December 31,
	2014	2013
ASSETS

Cash and cash equivalents	$161,998	$114,254
Restricted cash and cash equivalents	335	290
Settlement receivables	25,033	38,265
Other receivables, net of allowances for doubtful accounts of $2.7 million and $2.8 million, respectively	16,761	16,962
Inventory	11,744	9,413
Prepaid expenses and other assets	26,373	26,770
Property, equipment and leasehold improvements, net	18,716	18,710
Goodwill	188,525	180,084
Other intangible assets, net	41,149	31,535
Deferred income taxes, net	82,771	91,044

Total assets	$573,405	$527,327

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Settlement liabilities	$174,585	$145,022
Accounts payable and accrued expenses	68,233	60,701
Borrowings	96,000	103,000

Total liabilities	338,818	308,723

Stockholders’ Equity

Common stock, $0.001 par value, 500,000 shares authorized and 90,211 and 89,233 shares issued at June 30, 2014 and December 31, 2013, respectively	90	89

Convertible preferred stock, $0.001 par value, 50,000 shares authorized and 0 shares outstanding at June 30, 2014 and December 31, 2013	-	-
Additional paid-in capital	241,507	231,516
Retained earnings	160,225	148,012
Accumulated other comprehensive income	3,209	2,827
Treasury stock, at cost, 24,149 and 23,303 shares at June 30, 2014 and December 31, 2013, respectively	(170,444)	(163,840)

Total stockholders’ equity	234,587	218,604

Total liabilities and stockholders’ equity	$573,405	$527,327

 GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(Amounts in thousands)

(Unaudited)

	Six Months Ended June 30,
	2014	2013

Cash flows from operating activities
Net income	$12,213	$12,912
Adjustments to reconcile net income to cash provided by/(used in) operating activities:
Depreciation	3,846	3,513
Amortization of intangibles	5,123	4,555
Amortization of financing costs	942	852
(Gain)/loss on sale or disposal of assets	(21)	115
Provision for bad debts	4,229	3,971
Stock-based compensation	5,409	2,455
Changes in operating assets and liabilities:
Settlement receivables	13,257	(93,902)
Other receivables, net	(3,772)	(6,286)
Inventory	(2,269)	(441)
Prepaid and other assets	(117)	(1,238)
Deferred income taxes	5,611	7,211
Settlement liabilities	29,553	4,396
Accounts payable and accrued expenses	1,425	1,665

Net cash provided by/(used in) operating activities	75,429	(60,222)

Cash flows from investing activities
Acquisitions, net of cash acquired	(11,845)	-
Capital expenditures	(7,493)	(7,194)
Proceeds from sale of fixed assets	213	35
Changes in restricted cash and cash equivalents	(45)	-

Net cash used in investing activities	(19,170)	(7,159)

Cash flows from financing activities
Issuance costs of amended credit facility	-	(764)
Repayments against credit facility	(7,000)	(9,500)
Proceeds from exercise of stock options	4,613	2,382
Purchase of treasury stock	(6,604)	(11,654)

Net cash used in financing activities	(8,991)	(19,536)

Effect of exchange rates on cash	476	(655)

Cash and cash equivalents
Net increase/(decrease) for the period	47,744	(87,572)
Balance, beginning of the period	114,254	153,020

Balance, end of the period	$161,998	$65,448

Supplemental cash flow disclosures
Cash paid for interest	$3,504	$5,184
Cash paid for income tax, net of refunds	$508	$181
Non-cash tenant improvements paid by landlord	$-	$2,930
Accrued and unpaid capital expenditures	$1,253	$-
Accrued and unpaid contingent liability for NEWave acquisition	$2,463	$-

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO CASH EARNINGS

AND OPERATING INCOME TO EBITDA AND ADJUSTED EBITDA

(Amounts in thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Reconciliation of net income to cash earnings (amounts in thousands, except earnings per share amounts)
Net income	$4,724	$6,776	$12,213	$12,912
Equity compensation expense	3,353	1,284	5,409	2,455
Deferred income tax	2,578	3,812	5,611	7,211
Amortization	2,769	2,285	5,123	4,555

Cash earnings	$13,424	$14,157	$28,356	$27,133

Diluted weighted average number of common shares outstanding	67,087	66,993	67,206	67,425

Diluted cash earnings per share (“Cash EPS”)	$0.20	$0.21	$0.42	$0.40

Reconciliation of operating income to EBITDA and Adjusted EBITDA
Operating income	$9,622	$13,633	$22,635	$26,534
Plus: depreciation and amortization	4,688	4,230	8,969	8,068

EBITDA	$14,310	$17,863	$31,604	$34,602

Equity compensation expense	3,353	1,284	5,409	2,455

Adjusted EBITDA	$17,663	$19,147	$37,013	$37,057

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES

RECONCILIATION OF PROJECTED NET INCOME TO PROJECTED CASH EARNINGS

AND PROJECTED OPERATING INCOME TO PROJECTED EBITDA

AND PROJECTED ADJUSTED EBITDA

FOR THE YEAR ENDING DECEMBER 31, 2014

(Amounts in thousands, except per share amounts)

	2014 Guidance Range[1]
	Low	High
Reconciliation of projected net income to projected cash earnings (amounts in thousands, except earnings per share amounts)
Projected net income	$25,000	$26,800
Projected equity compensation expense	9,800	9,800
Projected deferred income tax	12,700	13,800
Projected amortization	10,600	10,600

Projected cash earnings	$58,100	$61,000

Projected diluted weighted average number of common shares outstanding	67,100	67,100

Projected diluted cash earnings per share (“Cash EPS”)	$0.87	$0.91

Reconciliation of projected operating income to projected EBITDA and projected Adjusted EBITDA
Projected operating income	$47,200	$50,200
Plus: projected depreciation and projected amortization	19,000	19,000

Projected EBITDA	$66,200	$69,200

Projected equity compensation expense	9,800	9,800

Projected Adjusted EBITDA	$76,000	$79,000

Note:

1.  All figures presented are projected estimates for the year ending December 31, 2014.

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES

OTHER INFORMATION AND DATA

(Amounts in thousands, unless otherwise noted)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013

Revenues
Cash Advance	$57,612	$57,292	$119,642	$115,987
ATM	69,691	72,972	143,020	148,247
Check Services	5,364	5,530	10,628	11,401
Other	12,279	13,272	22,227	20,252
Total revenues	$144,946	$149,066	$295,517	$295,887

Operating income
Cash Advance	$15,671	$15,568	$33,783	$31,313
ATM	6,082	6,230	12,346	13,211
Check Services	2,787	3,403	5,659	6,799
Other	4,476	6,350	8,472	9,796
Corporate	(19,394)	(17,918)	(37,625)	(34,585)
Total operating income	$9,622	$13,633	$22,635	$26,534

	Three Months Ended June 30,		Six months ended June 30,
	2014	2013	2014	2013

Other data
Aggregate dollar amount processed (in billions)
Cash advance	$1.24	$1.20	$2.55	$2.40
ATM	$3.16	$3.30	$6.49	$6.70
Check warranty	$0.28	$0.30	$0.55	$0.60

Number of transactions completed (in millions)
Cash advance	2.19	2.20	$4.52	$4.50
ATM	16.16	16.80	$32.92	$34.30
Check warranty	0.92	1.00	$1.80	$1.90